SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549



                               FORM 8-K
                             CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



                            April 22, 1999

                              Date of Report
                            (Date of earliest
                             event reported)


                        CONSOLIDATED-TOMOKA LAND CO.
          (exact name of registrant as specified in its charter)



                                 FLORIDA
              (State or other jurisdiction of incorporation)



      0-5556                                            59-0483700
  -------------                                        --------------
(Commission File Number)                                  (IRS Employer
                                                        Identification Number)

 149 South Ridgewood Avenue
     Daytona Beach, FL                                        32114
(Address of principal executive offices)                    (Zip Code)




                              (904 255-7558)
            (Registrant's telephone number, including area code)

FORM 8-K, April 22, 1999
CONSOLIDATED-TOMOKA LAND CO.
COMMISSION FILE NO.  0-5556
EMPLOYER ID NO.  59-0483700

Item 2   Acquisition or Disposition of Assets

On April 7, 1999, Consolidated-Tomoka Land Co., completed the sale of its citrus business, Lake Placid Groves. The sale for $30,945,000, payable substantially in cash, is subject to post closing adjustments, which should not materially affect the stated sales price. The sale price was determined by arms-length negotiation. The sale resulted in an approximate gain of $8,000,000 after income taxes.

As previously reported in Form 8-K, filed December 28, 1998, the assets sold included 3,300 acres of citrus groves, a fresh fruit packing plant, and all the equipment and rolling stock associated with the business. The buyer is Lake Placid Groves, L.L.C., whose principals include Alton D. Rogers, Lake Placid, Florida and H. Wade Walker, Lake Wales, Florida.

Item 7.  Financial Statements and Exhibits

(b)  Pro Forma Financial Information
     -------------------------------
     The pro forma financial statements listed in the Index appearing at Page F-1 are filed herewith.

(c)  Exhibits
     --------
     Purchase and sale agreement dated December 28, 1998 between Alton D. Rogers and H. Wade Walker and Consolidated-Tomoka Land Co. filed on Form 10-K for the year ended December 31, 1998 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CONSOLIDATED-TOMOKA LAND CO.
Date: April 22, 1999                /s/ Bob D. Allen
                                    ----------------------
                                    Bob D. Allen, President
                                    And Chief Executive Officer

Date: April 22, 1999                /s/ Bruce W. Teeters
                                    -----------------------
                                    Bruce W. Teeters, Senior
                                    Vice President - Finance
                                    and Treasurer
                                    Chief Financial Officer

INDEX TO UNAUDITED PRO FORMA CONSOLIDATED
          FINANCIAL STATEMENTS

The following unaudited Pro Forma Consolidated Financial Statements give effect to the disposition by Consolidated-Tomoka Land Co.
("C-TLC") of its citrus operations.  The Pro Forma Consolidated
Balance Sheet as of March 31, 1999, and the Pro Forma Consolidated Statements of Income for the three months ended March 31, 1999 and the year ended December 31, 1998, are based on the historical financial statements of C-TLC including its citrus operations as of March 31, 1999, the three month period ending March 31, 1999 and for the year ended December 31, 1998, respectively, adjusted to give effect to the disposition.

The Pro Forma Consolidated Financial Statements do not purport to represent what C-TLC's results of operations or financial condition would have been had the disposition actually occurred as of January 1, 1998 or to predict C-TLC's results of operations or financial condition in the future. These statements are qualified in their entirety by, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of C-TLC.

The Pro Forma Consolidated Financial Statements give effect only to the adjustments set forth in the accompanying notes and do not reflect any other benefits anticipated by management as a result of the disposition.

Page

F-2   Pro Forma Consolidated Balance Sheet as of March 31,
      1999 (Unaudited)

F-3   Notes to the Pro Forma Consolidated Balance Sheet as of
      March 31, 1999 (Unaudited)

F-4 Pro Forma Consolidated Statement of Income for the three month period ended March 31, 1999 (Unaudited)

F-5 Notes to the Pro Forma Consolidated Statement of Income for the three month period ended March 31, 1999 (Unaudited)

F-6 Pro Forma Consolidated Statement of Income for the year ended December 31, 1998 (Unaudited)

F-7 Notes to the Pro Forma Consolidated Statement of Income for the year ended December 31, 1998 (Unaudited)

                                 F-1

                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1999
                                 (In Thousands)
                                 (Unaudited)

                                              Historical    Adjustments
                             Historical        Citrus        for                Pro Forma
                                C-TLC         Operations     Disposition        C-TLC (6)
                            -----------      -----------    ------------       ----------

ASSETS
Cash and Cash Equivalents      $ 1,396        $( 1,002)      $23,976(1)         $24,370
Investment Securities            1,174                                            1,174
Notes Receivable                 9,388                         3,050(2)          12,438
Real Estate Held for
 Development and Sale           13,529                                           13,529
Deferred Income Taxes              265           1,561                            1,826
Net Investment in Direct
 Financing Lease                   520                                              520
Other Assets                     6,358         ( 5,043)                           1,315
Property, Plant & Equipment     18,649         (11,203)                           7,446
                                ------         -------       -------             ------
                               $51,279        $(15,687)     $ 27,026            $62,618
                               =======        ========       =======            =======

LIABILITIES
Accounts Payable              $    354        $(   311)      $                 $     43
Income Taxes Payable               219                         4,711 (3)          4,930
Notes Payable                   11,512                                           11,512
Accrued Liabilities              5,869         ( 1,004)          200 (4)          5,065
                              --------         -------        ------            -------
                               $17,954        $( 1,315)      $ 4,911            $21,550
                              --------         -------       -------            -------

SHAREHOLDERS' EQUITY
Common Stock                  $  6,372       $               $                  $ 6,372
Additional Paid-in Capital       3,793                                            3,793
Retained Earnings               23,160         (14,372)       22,115 (5)         30,903
                              --------        --------       -------            -------
 Total Shareholders' Equity     33,325         (14,372)       22,115             41,068
                              --------        --------       -------            -------
 Total Liabilities and
  Shareholders' Equity        $ 51,279       $ (15,687)     $ 27,026            $62,618
                              ========        ========       =======            =======

                                                     F-2


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







 NOTES TO THE PRO FORMA CONSOLIDATED BALANCE SHEET
                   MARCH 31, 1999
                    (Unaudited)



(1) Reflects the portion of the purchase price received in cash.

(2) Reflects the portion of the purchase price received in mortgage notes.

(3) Reflects the estimated effect on taxes payable resulting from the gain on the disposition.

(4) Reflects estimated costs on the disposition.

(5) Reflects the recorded gain less the tax effect:

          Cash received                     23,976
          Mortgage notes received            3,050
          Net assets disposed              (14,372)
          Estimated costs of disposition   (   200)
                                           -------
          Recorded Gain Before Taxes        12,454
          Tax effect                       ( 4,711)
                                           -------
          Recorded gain, after taxes         7,743

          Net assets disposed               14,372
                                           -------
          Increase in retained earnings     22,115
                                           =======

(6) Reflects historical Consolidated-Tomoka Land Co., less historical citrus operations, as adjusted for the disposition.










                              F-3

                      PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For the Three Months Ended March 31, 1999
                        (In Thousands Except Per Share Amounts)
                                    (Unaudited)



                                              Historical
                             Historical         Citrus        Pro Forma
                                C-TLC         Operations      C-TLC (6)
                            -----------      -----------    ------------

Income:
Citrus Operations
  Sales and Other Income     $   5,157        $( 5,157)      $    --
  Costs and Other Expenses      (3,152)          3,152            --
                               -------         -------         -----
                                 2,005         ( 2,005)           --
                               -------         -------         -----

Real Estate Operations
 Sales and Other Income          1,287                         1,287
 Costs and Other Expenses       (1,142)                       (1,142)
                               -------                        ------
                                   145                           145
                               -------                        ------
Profit on Sales of
  Undeveloped Real Estate            3                             3
                               -------                        ------

Interest and Other Income          197                           197
                               -------                        ------
General and Administrative
  Expenses                       ( 990)                       (  990)
                               -------                        ------
Income Before Income Taxes       1,360          (2,005)        ( 645)
Income Taxes                    (  504)            755           251
                               -------           -----         -----
Net Income                     $   856        $ (1,250)       $( 394)
                               =======         =======        ======

Basis and Diluted Earnings
 Per Share                     $  0.13        $  (0.19)      $ (0.06)
                               =======         =======       =======




                                            F-4

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





               NOTES TO THE PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     For the Three Months Ended March 31, 1999
                                     (Unaudited)



          (1) Reflects Historical Consolidated-Tomoka Land Co., less historical citrus operations, as adjusted for the disposition.










































                                       F-5

                      PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For the Three Months Ended December 31, 1998
                        (In Thousands Except Per Share Amounts)
                                    (Unaudited)



                                              Historical
                             Historical         Citrus        Pro Forma
                                C-TLC         Operations      C-TLC (6)
                            -----------      -----------    ------------

Income:
Citrus Operations
  Sales and Other Income     $  11,726        $(11,726)      $    --
  Costs and Other Expenses      (9,796)          9,796            --
                               -------         -------         -----
                                 1,930         ( 1,930)           --
                               -------         -------         -----

Real Estate Operations
 Sales and Other Income          6,388                         6,388
 Costs and Other Expenses       (4,867)                       (4,867)
                               -------                        ------
                                 1,521                         1,521
                               -------                        ------
Profit on Sales of
  Undeveloped Real Estate          132                           132
                               -------                        ------
Interest and Other Income          785                           785
                               -------                        ------
General and Administrative
  Expenses                      (2,319)                       (2,319)
                               -------                        ------

Income Before Income Taxes       2,049         (1,930)           119
Income Taxes                    (  745)           726         (   19)
                               -------          -----          -----
Net Income                     $ 1,304        $(1,204)        $  100
                               =======         ======         ======

Basis and Diluted Earnings
 Per Share                     $  0.20        $( 0.19)       $  0.01
                               =======        =======        =======

                                           F-6

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





                     NOTES TO THE PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                             for the Year Ended December 31, 1998
                                         (Unaudited)



          (1) Reflects Historical Consolidated-Tomoka Land Co., less historical citrus operations, as adjusted for the disposition.









































                                     F-7


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